POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 21, 2015 TO THE SUMMARY PROSPECTUS

DATED AUGUST 28, 2015 OF:

PowerShares S&P 500® High Quality Portfolio

Important Notice Regarding Changes in the Name, Investment Objective, Underlying Index

and Principal Investment Strategy of

PowerShares S&P 500® High Quality Portfolio

At a meeting held on December 17, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust approved changes, effective as of the close of markets on March 18, 2016 (the “Effective Date”), to the name, investment objective, principal investment strategy and underlying index of PowerShares S&P 500® High Quality Portfolio (the “Fund”).

Therefore, as of market close on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Fund Name	New Fund Name

PowerShares S&P 500® High Quality Portfolio	PowerShares S&P 500® Quality Portfolio

2.) Underlying Index Change. S&P Dow Jones Indices LLC is, and will remain, the index provider for the Fund; however, a new underlying index for the Fund (the “New Underlying Index”) will replace the current underlying index, as set forth in the table below:

Current Underlying Index	New Underlying Index

S&P 500® High Quality Rankings Index	S&P 500® Quality Index

3.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of the New Underlying Index.

4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the securities that comprise the New Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the New Underlying Index, which is constructed from the constituents of the S&P 500® Index that are of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances.

In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the quality score of each security in the S&P 500® Index based on a composite of the following three factors for each stock: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating asset over the last year divided by the company’s average net operating asset over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the New Underlying Index. The New Underlying Index employs a modified market capitalization-weighted methodology, as the Index Provider weights component securities by multiplying their float-adjusted market capitalization and their quality score.

Please Retain This Supplement For Future Reference.

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